Exhibit 99.2

MARATHON DIGITAL HOLDINGS, INC.

EXCHANGE AGREEMENT

September 7, 2023

[Investor] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Marathon Digital Holdings, Inc., a Nevada corporation (the “Company”), on [date], whereby the Holders will exchange (the “Exchange”) the Company’s 1.00% Convertible Senior Notes due 2026 (the “Notes”) for shares (the “Consideration Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and, to the extent, inter alia, the number of shares issuable exceeds the Cap Amount (as defined below), cash in U.S. Dollars. All capitalized terms used herein and not defined directly after the first use thereof are used as defined in Article VII.

On and subject to the terms hereof, the parties hereto agree as follows:

Article I: Exchange of the Notes for Common Stock and Cash

The Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the following aggregate principal amount of the Notes, and in exchange therefor, the Company hereby agrees to issue to the Holders the number of shares of Common Stock set forth below and to pay in cash any accrued but unpaid interest, plus cash in respect of fractional shares, if any, on such Notes in the Exchange pursuant to this Article I:

Aggregate Principal Amount of Notes to be Exchanged: $[____] (the “Exchanged Notes”).

Aggregate Number of Shares of Common Stock to be issued in the Exchange: the Consideration Shares.

DTC Participant Number for Delivery of the Consideration Shares: # [____]

DTC Participant Name: [_______]

Acct. Name: [______]

Acct. Number: [______]

Cash for accrued but unpaid interest, plus cash in respect of fractional shares and for amounts in excess of the Cap Amount, if any, wired to the following:

Wire Instructions

Bank Name: [______]

Wire ABA#: [______]

Bank Address: [______]

DDA # [______]

Beneficiary Name on Account: [______]

For Further Credit to: [______]

A/C # [______]

Address Associated with Beneficiary Name: [______]

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provided, that if the aggregate number of shares of Common Stock issuable in connection with the Exchange and any other shares of Common Stock to be issued by the Company which could be aggregated with the shares being issued in connection with the Exchange under Nasdaq Listing Rule 5635(d), at a price less than the Nasdaq Minimum Price (as such term is used and defined with respect to Nasdaq Listing Rule 5635) were to exceed 19.99% of the Company’s shares of Common Stock issued and outstanding immediately before consummation of the Exchange and any other transactions being consummated by the Company at the time of the Exchange (the “Cap Amount”), (i) the aggregate number of shares of Common Stock to be issued in connection with the Exchange shall be reduced to equal the Cap Amount and allocated among the recipients of such shares of Common Stock (including each of the Holders under this Agreement) on a pro rata basis based on the principal amount of Notes to be exchanged hereunder and under any other agreements by each such holder and (ii) the Company shall pay cash based on the closing price per share of the Common Stock as reported on The Nasdaq Capital Market (“Nasdaq”) on the last Trading Day of the Sale Period to each such holder (including each Holder under this Agreement) in lieu of the shares of Common Stock that would otherwise be issuable to each such holder but for such pro rata reduction.

Unless delayed as set forth below, on each Trading Day during the Sale Period, (a) each Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Notes Daily Settlement Amount for such Trading Day free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer that the Company may deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to such Notes Daily Settlement Amount free and clear of any Liens, and (b) the Company shall deliver to each Holder the Daily Settlement Amount for such Trading Day (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Daily Settlement Amount), as may be adjusted in the event of any Limit Day pursuant to Section 5.1 (each, a “Closing” and each such Trading Date, a “Closing Date”); provided, however, that the parties agree that each Closing is subject to delivery of DTC book entry unrestricted Consideration Shares to the Holders, which are eligible for trading on Nasdaq as of such Closing. The parties acknowledge that the delay in Closings due to events beyond the Company’s reasonable control (including the procedures and mechanics regarding the listing of the Consideration Shares on Nasdaq, to the extent applicable), will not be a default under this Agreement so long as the Company is using its commercially reasonable efforts to effect the issuance of the Consideration Shares.

Article II: Covenants, Representations and Warranties of the Holders

The Undersigned, for itself and each Holder, hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at each of the Closings, to the Company and Guggenheim Securities, LLC, and all such covenants, representations and warranties shall survive the Closings.

Section 2.1 Power and Authorization. Each Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account (ii) the principal amount of such Account’s Exchanged Notes and (iii) the number of shares of Common Stock and cash to be issued and exchanged for such Account’s Exchanged Notes and (c) the Holder’s Short Position set forth on Exhibit B is true and correct.

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Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Undersigned and each Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holders, enforceable against the Undersigned and each Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or any Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or any Holder is a party or by which the Undersigned or any Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or any Holder. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required in connection with the execution, delivery and performance by each Holder of this Agreement and the consummation of the Exchange, except for such consent, approval, authorization, order, registration or qualification that would not, individually or in the aggregate, be expected to be adverse in any material respect on the Undersigned’s or such Holder’s ability to consummate the Exchange.

Section 2.3 Title to the Exchanged Notes. Each Holder is the sole legal and beneficial owner of the Exchanged Notes set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Notes). Each Holder has good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that such Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker). Each Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights, title or interest in and to its Exchanged Notes, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon each Holder’s delivery of its Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens created by such Holder. The consummation of the transactions contemplated hereby will not, in any respect, cause a fraudulent conveyance by the Holder.

Section 2.4 Accredited Investor or Qualified Institutional Buyer. Each Holder is (i) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act. The Undersigned agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

Section 2.5 No Affiliate, Related Party or 5% Shareholder Status. No Holder is, and no Holder has been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. To its knowledge, no Holder acquired any of the Exchanged Notes, directly or indirectly, from an Affiliate of the Company. Each Holder and its Affiliates collectively beneficially own and will beneficially own as of each of the Closing Dates (but without giving effect to the Exchange) (i) less than 5% of the aggregate outstanding shares of the Company’s Common Stock, and (ii) less than 5% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s shareholders for a vote (the “Voting Power”). No Holder is a subsidiary, affiliate or, to its knowledge, otherwise closely-related to any director or officer of the Company or beneficial owner of 5% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”).

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Section 2.6 No Illegal Transactions. None of the Undersigned or any of the Holders have, directly or indirectly, nor any person acting on behalf of or pursuant to any understanding with them has, disclosed to a third party any information regarding the Exchange, other than the Undersigned’s representatives who reasonably need to have access to such information, or engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving any of the Company’s securities) since the time that the Undersigned was first contacted by the Company, Guggenheim Securities, LLC or any other person regarding the Exchange, this Agreement or an investment in the Common Stock or the Company. Each of the Undersigned and the Holders covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange, other than the Undersigned’s representatives who reasonably need to have access to such information, or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this Section 2.6, subject to the Undersigned’s and each Holder’s compliance with their respective obligations under the U.S. federal securities laws and the Undersigned’s and each Holder’s respective internal policies, (a) “Undersigned” and “Holder” shall not be deemed to include any employees, subsidiaries or affiliates of the Undersigned or the Holders that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Undersigned’s or the Holders’ respective legal or compliance department (and thus have not been privy to any information concerning the Exchange), and (b) the foregoing representations and covenants of this Section 2.6 shall not apply to any transaction by or on behalf of an Account that was effected without the advice or participation of, or such Account’s receipt of information regarding the Exchange provided by, the Undersigned.

Section 2.7 Adequate Information; No Reliance. Each Holder acknowledges and agrees that (a) each Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Exchange Act, (b) each Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, (c) each Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, and (d) each Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives including, without limitation, Guggenheim Securities, LLC (“Guggenheim”), except for (i) the publicly available filings and submissions made by the Company with the SEC under the Exchange Act and (ii) the representations and warranties made by the Company in this Agreement. Guggenheim is acting solely as the Company’s financial advisor in connection with the Exchange.

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Section 2.8 Tax Consequences. Each Holder understands that the tax consequences of the transactions contemplated hereby are complex and will depend in part on its own tax circumstances. Each Holder represents and warrants that it has consulted its own tax adviser about the federal, foreign, state and local tax consequences peculiar to its circumstances and is not relying on the Company or any of its affiliates, agents or any advisor with respect to the tax consequences of the transactions contemplated hereby.

Section 2.9 Investment Intent. Each Holder is acquiring the Consideration Shares solely for investment and not with a current view to any distribution thereof or with any present intention of otherwise distributing in violation of the Securities Act. Each Holder understands that the offer and sale of the Consideration Shares has not been registered under the Securities Act and that the Consideration Shares may only be sold or transferred by it, in accordance with the registration requirements of the Securities Act and any applicable state securities regulations or an exemption from such registration requirements or regulations, including in accordance with Rule 144(d) promulgated under the Securities Act.

Section 2.10 Holding Period. A minimum of twelve months has elapsed since the date of acquisition of the Notes from the Company or an affiliate of the Company, and payment of the full purchase price occurred on the date of acquisition of the Notes, by each of the Undersigned and the Holders or any other non-affiliate of the Company whose holding period may be combined with that of each of the Undersigned and the Holders in accordance with Rule 144(d) promulgated under the Securities Act.

Section 2.11 Full Satisfaction of Obligations under the Notes. Each Holder acknowledges that upon issuance, delivery and acceptance of the Consideration Shares, the obligations of the Company to such Holder under the Exchanged Notes will have been satisfied in full.

Section 2.12 Adequate Information; Acknowledgement of Investment Risks. Each of the Undersigned and each Holder (a) is a sophisticated participant in the transactions contemplated hereby; (b) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in the Consideration Shares; (c) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment; and (d) acknowledges that investment in the Consideration Shares involves a high degree of risk.

Article III: Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at each of the Closings, to the Holders and Guggenheim Securities, LLC, and all such covenants, representations and warranties shall survive the Closings.

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Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Company’s charter, bylaws or other organizational documents, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3 Valid Issuance of Common Stock. The Consideration Shares have been duly authorized by the Company and, when issued and delivered pursuant to the Exchange against delivery of the Exchanged Notes in accordance with the terms of this Agreement, the Shares will be validly issued, fully paid and non-assessable. The Consideration Shares settled at each Closing, will not, at such Closing, be subject to any preemptive, participation, rights of first refusal or other similar rights. Assuming the accuracy of each Holder’s representations and warranties hereunder, the Consideration Shares settled at each Closing (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at such Closing, be free of any restrictions on resale by such Holder pursuant to Rule 144 promulgated under the Securities Act, (c) will be issued in compliance with all applicable state and federal laws concerning the issuance of the Shares and (d) will be delivered as DTC unrestricted book entry and are eligible for trading on Nasdaq as of each Closing.

Section 3.4 Listing. Prior to the initial Closing, the Company shall have delivered the Listing of Additional Shares (LAS) notification and supporting documentation (if any) to Nasdaq with respect to the Consideration Shares to be issued pursuant to the Exchange.

Section 3.5 Disclosure. On or before the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed). For the avoidance of doubt, such disclosure will not include the names of or other information on the Undersigned or any other Holder that is participating in the conversion.

Article IV: Closing Conditions and Notification

Section 4.1 Conditions to Obligations of the Undersigned and each Holder. The obligations of the Undersigned to cause each Holder to deliver the Exchanged Notes are subject to the satisfaction at or prior to the Closing of the condition precedents (a) the representations and warranties of the Company contained in Article III shall be true and correct as of the Closing in all material respects (except for those qualified by materiality, which shall be true and correct) with the same effect as though such representations and warranties had been made as of the Closing and each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of each of the Closing Dates, and the Company shall have materially complied with all the covenants to be performed by it pursuant to the terms hereof at or prior to each of the Closing Dates; and (b) no statute, rule, regulation, executive order, judgment, award, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction, and no action or proceeding shall have been instituted by any court or governmental entity of competent jurisdiction, that enjoins or prohibits the consummation of the Exchange or the transactions contemplated by this Agreement.

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Section 4.2 Conditions to the Obligations of the Company. The obligations of the Company to deliver the Exchange Consideration are subject to the satisfaction at or prior to the Closing of the following condition precedents: (a) the representations and warranties of the Undersigned and the other Holders contained in Article II shall be true and correct as of the Closing in all material respects (except for those qualified by materiality, which shall be true and correct) with the same effect as though such representations and warranties had been made as of the Closing and each of the representations and warranties contained therein shall be deemed to have been reaffirmed and confirmed as of each of the Closing Dates, and the Holders shall have materially complied with all the covenants to be performed by it pursuant to the terms hereof at or prior to each of the Closing Dates; and (b) no statute, rule, regulation, executive order, judgment, award, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental entity of competent jurisdiction, and no action or proceeding shall have been instituted by any court or governmental entity of competent jurisdiction, that enjoins or prohibits the consummation of the Exchange or the transactions contemplated by this Agreement.

Section 4.3 Notification. The Undersigned hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article II to be false or incorrect in any material respect or fail to state act fact which causes such representation, warranty or covenant to be materially misleading. The Company hereby covenants and agrees to notify the Undersigned upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant contained in Article III to be false or incorrect in any material respect or fail to state act fact which causes such representation, warranty or covenant to be materially misleading.

Article V: Sale Period

Section 5.1 Price Limit and Suspension of Sales. In the event that at any time on any Trading Day during the Sale Period the reported trade price per share of the Company Common Stock is below the Limit Price, the following provisions shall apply:

(a)	Each Holder shall immediately cease sales of any shares of Company Common Stock on such Trading Day.

(b)	The Daily Adjustment Amount applicable to each Trading Day that is a Limit Day shall be calculated using (i) the product of (A) the Daily Sale Amount and (B) 1 minus the Price Limit Portion, rather than the Daily Sale Amount, and (ii) the adjusted VWAP calculated in accordance with Section 5.1(f), rather than the VWAP, as defined in Article VII.

(c)	The Sale Period shall be automatically increased by one Trading Day for each Limit Day (and for each such Trading Day that becomes a Limit Day) up to a maximum as specified on Exhibit B opposite the heading Aggregate Maximum Limit Days.

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(d)	For each Trading Day that is a Limit Day, the Daily Sale Amount for such Trading Day equals the product of (i) the Daily Sale Amount as in effect for such Trading Day and (ii) 1 minus the Price Limit Portion. As of the end of any Limit Day, the Daily Sale Amount as in effect prior to such Trading Day shall be automatically adjusted with respect to subsequent Trading Days to equal the number obtained by dividing (i) the sum of (A) the product of (1) the Price Limit Portion and (2) the Daily Sale Amount as in effect prior to such Trading Day and (B) the product of (1) the Daily Sale Amount as in effect prior to such Trading Day and (2) the number of Trading Days remaining in the Sale Period (without taking into account the additional Trading Day added pursuant to Section 5.1(c) with respect to such Limit Day), by (ii) the number of Trading Days remaining in the Sale Period taking into account such Trading Day (recalculated after giving effect to any adjustments if such Trading Day was a Limit Day pursuant to Section 5.1(c)).

(e)	If the number of Limit Days equals or exceeds the Aggregate Maximum Limit Days, then no further days shall be added to the Sale Period and the Daily Sale Amount shall not be adjusted any further, and the Agreement shall terminate with respect to any remaining portion of the Exchanged Notes.

(f)	The VWAP shall be calculated for each Limit Day during the Sale Period by excluding the portion of such Trading Day following the first trade reported at a price below the Limit Price.

Article VI: Miscellaneous

Section 6.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 6.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 6.3 Costs and Expenses. The Undersigned, the Holders and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees and any brokers’ fees.

Section 6.4 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 6.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

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Article VII: Definitions

In this Agreement (and in addition to capitalized terms defined elsewhere), the following capitalized terms have the following respective meanings:

“Baseline Shares” means the number of shares of Company Common Stock specified on Exhibit B opposite the heading “Baseline Shares”, subject to adjustment as set forth in Section 5.1.

“Business Day” means any weekday that is not a day on which banking institutions in New York, New York are authorized or required by law, regulation or executive order to be closed.

“Consideration Shares” is the number of shares of Company Common Stock equal to the sum of the Stock Daily Settlement Amounts, up to the Cap Amount.

“Daily Adjustment Amount” for each Trading Day during the Sale Period means, subject to Section 5.1(b), an amount equal to (1) the product of (a) the Daily Sale Amount, and (b) the difference between (i) the Reference Price and (ii) the VWAP for such Trading Day, divided by (2) the VWAP for such Trading Day, with such difference being expressed as a positive number if the Reference Price is greater than the VWAP for such Trading Day and expressed as a negative number if the VWAP is greater than the Reference Price.

“Daily Sale Amount” is the number of shares of Company Common Stock specified on Exhibit B opposite the heading “Daily Sale Amount”, subject to adjustment as set forth in Section 5.1.

“Daily Settlement Amount” for each Trading Day during the Sale Period, subject to Section 5.1, means (1) an amount of cash equal to the accrued and unpaid interest for the Notes Daily Settlement Amount as of such Trading Day for such Notes Daily Settlement Amount and (2) the number of shares of Company Common Stock equal to the Stock Daily Settlement Amount.

“Daily Short Position Settlement Amount”, up to the limits set forth in Section 5.1(e), for each Trading Day during the Sale Period means the number of shares of Company Common Stock equal to (1) the Holder’s Short Position, divided by (2) the number of Trading Days in the Sale Period; provided that (a) for each Trading Day that is a Limit Day, the Daily Short Position Settlement Amount for such Trading Day equals the product of (i) the Daily Short Position Settlement Amount as in effect for such Trading Day and (ii) 1 minus the Price Limit Portion and (b) as of the end of any Limit Day, the Daily Short Position Settlement Amount as in effect prior to such Trading Day shall be automatically adjusted with respect to subsequent Trading Days to equal the number obtained by dividing (i) the remaining number of shares with respect to the Holder’s Short Position, by (ii) the number of Trading Days remaining in the Sale Period taking into account such Trading Day (recalculated after giving effect to any adjustments if such Trading Day was a Limit Day pursuant to Section 5.1(c)).

“Holder’s Short Position” means the number of shares of Company Common Stock specified on Exhibit B opposite the heading Holder’s Short Position.

“Limit Day” means any Trading Day during the Sale Period on which each Holder is required to cease trading of the Company Common Stock pursuant to Section 5.1(a).

“Limit Price” means $9.50.

“Market Disruption Event” means the following events:

(a) any suspension of, or limitation imposed on, trading of the Company Common Stock by Nasdaq during any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day and whether by reason of movements in price exceeding limits permitted by Nasdaq as to securities generally, or otherwise relating to the Company Common Stock or options contracts relating to the Company Common Stock on Nasdaq; or

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(b) any event that disrupts or impairs (as determined by the Company in its reasonable discretion) the ability of market participants during any period or periods aggregating one half-hour or longer during the regular trading session on the relevant day in general to effect transactions in, or obtain market values for, the Company Common Stock on Nasdaq or to effect transactions in, or obtain market values for, options contracts relating to the Company Common Stock on Nasdaq.

“Notes Daily Settlement Amount” for each Trading Day during the Sale Period, means a principal amount of Notes equal to the principal amount of the Exchanged Notes divided by the number of Trading Days in the Sale Period; provided that (a) for each Trading Day that is a Limit Day, the Notes Daily Settlement Amount for such Trading Day equals the product of (i) the Notes Daily Settlement Amount as in effect for such Trading Day and (ii) 1 minus the Price Limit Portion and (b) as of the end of any Limit Day, the Notes Daily Settlement Amount as in effect prior to such Trading Day shall be automatically adjusted with respect to subsequent Trading Days to equal the number obtained by dividing (i) the remaining portion of the Exchanged Notes, by (ii) the number of Trading Days remaining in the Sale Period taking into account such Trading Day (recalculated after giving effect to any adjustments if such Trading Day was a Limit Day pursuant to Section 5.1(c)), in each case, fractions will be rounded down to the nearest $1,000 principal amount.

“Price Limit Portion” means, for any Trading Day that is a Limit Day, the portion of the regular trading hours on such Trading Day (measured by time and expressed as a percentage) during which the Holders are not permitted to conduct sales of Company Common Stock, which, for such purposes, shall assume 6.5 trading hours between 9:30 a.m. New York time and 4:00 p.m. New York time for any Trading Day.

“Reference Price” is the price per share of Company Common Stock specified on Exhibit B opposite the heading Reference Price.

“Sale Period” means the number of Trading Days specified on Exhibit B opposite the heading Sale Period, subject to adjustment as set forth in Section 5.1. The Sale Period shall commence on the [__] Trading Day from (not including) the date set forth in the preamble to this Agreement.

“Stock Daily Settlement Amount” for each Trading Day during the Sale Period means the number of shares of Company Common Stock equal to (1) the sum of the Daily Sale Amount and the Daily Adjustment Amount applicable to such Trading Day, plus, (2) the Short Position Daily Settlement Amount.

“Trading Day” means a Business Day on which the Nasdaq is scheduled to be open for business and on which there has not occurred a Market Disruption Event.

“VWAP” per share of Company Common Stock on any Trading Day means the per share volume-weighted average price as displayed under the heading Bloomberg VWAP on Bloomberg, L.P. (or, if Bloomberg ceases to publish such price, any successor service reasonably chosen by the Company) in respect of the period from the open of trading on the relevant Trading Day until the close of trading on such Trading Day (or if such volume-weighted average price is unavailable, the market price of one share of Common Stock on such Trading Day determined, using a volume-weighted average method, by a nationally recognized investment banking firm (unaffiliated with the Company) retained for such purpose by the Company).

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:
______________________________________________
MARATHON DIGITAL HOLDINGS, INC.
(in its capacities described in the first paragraph hereof)

By:	By:
Name:	Name:
Title:	Title:

Signature Page to Exchange Agreement
1.00 % Convertible Senior Notes due 2026

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EXHIBIT A

Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Exchanged Notes	Number of Shares of Common Stock	Cash Consideration if Cap Amount is Reached	Cash Consideration for Accrued and Unpaid Interest

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Exhibit B

Components to Calculation of Consideration Shares

Aggregate Maximum Limit Days:	[___] Trading Days

Baseline Shares:	[__] shares of Company Common Stock

Holder’s Short Position	[__] shares of Company Common Stock

Reference Price:	$[__]

Sale Period:	[__] Trading Days

Daily Sale Amount:	[__] Shares

13